EXHIBIT 99

                                Certification
                                     of
Interbank Capital Corp. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 regarding Quarterly Report on Form 10-QSB for the quarter ended June 30,
                                    2002


     Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Interbank Capital Corp., a Nevada corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.  Information  contained in the Form 10-QSB fairly  presents,  in  all
         material   respects,  the  financial  condition   and   results   of
         operations of the Company.



     Dated:   August 12, 2002          /s/ Anthony N. DeMint
                                        Anthony N. DeMint
                                       President/ Chief Accounting Officer